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                                  EXHIBIT 23.2
                       CONSENT OF MCCARTER & ENGLISH, LLP




                                                      March 30, 2001







Ladies and Gentlemen:

      We consent to the incorporation by reference in this Annual Report on Form 10-K of Owens-Illinois, Inc. for the year ended December 31, 2000, of the reference to our firm under the caption "Legal Proceedings."




                                          Very truly yours,


                                          /s/ McCarter & English, LLP
                                          ---------------------------------
                                          McCarter & English, LLP







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